Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the following related to the quarterly report on Form 10-Q for National Health Investors, Inc. ("Issuer") for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(a)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	August 10, 2026	/s/ D. Eric Mendelsohn
		Name:	D. Eric Mendelsohn
		Title:	President, Chief Executive Officer and Director
(Principal Executive Officer)

Date:	August 10, 2026	/s/ Todd M. Siefert
		Name:	Todd M.Siefert
		Title:	Chief Financial Officer
(Principal Financial Officer)